WORLDWIDE BIOTECH AND PHARMACEUTICAL COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
DECEMBER 31, 2005
(UNAUDITED)

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of Worldwide Biotech and Pharmaceutical Company and Subsidiaries ("Worldwide") and Hunan Hua Yang Pharmaceutical Co., Ltd. ("Hua Yang") and Hunan Ze An Pharmaceutical Co., Ltd. ("Ze An") give effect to the merger between Worldwide and Hua Yang and Ze An under the purchase method of accounting prescribed by Financial Accounting Standards No. 141, Business Combinations. The acquisition of Hua Yang and Ze An by Worlldwide has been accounted for as acquisitions under the purchase method for business combinations. The Hua Yang acquisition was recorded on the purchase method by allocating the purchase price over the assets acquired, including intangible assets, and liabilities assumed, based on their estimated fair values at the acquisition date. The excess of the net of amounts assigned to the assets acquired and the liabilities assumed over the purchase price was recorded as proportional reduction through property and equipment, land use right and licenses. In connection with Hua Yang acquisition, Worldwide will acquire 51% of the outstanding capital stock of Hua Yang. At the effective time of the merger, Worldwide will control 51% of Hua Yang in exchange for 482,800 shares of Worldwide's common stock. The Ze An acquisition was recorded on the purchase method by allocating the purchase price over the assets acquired, including intangible assets, and liabilities assumed, based on their estimated fair values at the acquisition date. The excess of the purchase price over the net of amounts assigned to the assets acquired and the liabilities assumed was recorded as land use right and licenses based on their estimated fair values at the acquisition date. In connection with Ze An acquisition, Worldwide will acquire 65% of the outstanding capital stock of Ze An. At the effective time of the merger, Worldwide will control 65% of Ze An in exchange for (i) 217,600 shares of Worldwide's common stock and (ii) RMB3,400,000 (Equivalent to US$421,303 at the time of merger). These pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Worldwide would actually have been if the merger had in fact occurred on January 1, 2005, nor do they purport to project the results of operations or financial position of Worldwide for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Worldwide, and Hua Yang and Ze An.

WORLDWIDE BIOTECH AND PHARMACEUTICAL COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED BALANCE SHEET
December 31, 2005
(Unaudited)

	Worldwide Biotech
	and Pharmaceutical	Hua Yang	Ze An
	Company and	Pharmaceutical	Pharmaceutical		Pro forma Adjustments			Pro Forma
	Subsidiaries	Co., Ltd.	Co., Ltd.		Dr.		Cr.	Combined

ASSETS

CURRENT ASSETS:
Cash	$94,570	$1,314	$12,340		$ -		$ -	$108,224
Marketable securities	228,699	-	-		-		-	228,699
Accounts receivable	11,337	40,891	89,901		-		-	142,129
Inventories	5,276	116,640	235,305		-		-	357,221
Prepaid expenses and other current assets	54,770	79,562	17,949		-		-	152,281

Total Current Assets	394,652	238,407	355,495		-		-	988,554

ADVANCES	435,219	(271,436)	(163,783)		-		-	-

INVESTMENTS				(1)(3)	876,563	(2)(4)	876,563	-

PROPERTY AND EQUIPMENT, net	2,279,022	918,434	1,815,244		-	(2)(4)	200,123	4,812,577

LICENSES, net	-	52,382	-	(4)	440,204	(2)(4)	11,414	481,172

LAND USE RIGHTS, net	529,498	266,281	51,464	(4)	608,721	(2)(4)	58,022	1,397,942

Total Assets	$3,638,391	$1,204,068	$2,058,420		$1,925,488		$1,146,122	$ 7,680,245

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Short-term loan	$867,389	$8,054	$619,563		$-		$ -	$1,495,006
Current portion of mortgages payable	30,247	-	-		-		-	30,247
Note payable - related party	-	-	-		-	(4)	421,303	421,303
Accounts payable	586,697	108,526	275,517		-		-	970,740
Due to related parties	1,197,019	103,326	34,588		-		-	1,334,933
Other current liabilities	36,955	99,270	72,792		-		-	209,017

Total Current Liabilities	2,718,307	319,176	1,002,460		-		421,303	4,461,246

MORTGAGES PAYABLE, net of current portion	237,738	-	-		-		-	237,738

NOTE PAYABLE		-	1,239,127		-		-	1,239,127

MINORITY INTEREST	60,553	-	-		-	(2)(4)	604,528	665,081

Total Liabilities	3,016,598	319,176	2,241,587		-		1,025,831	6,603,192

STOCKHOLDERS' EQUITY:
Common stock ($.001 Par Value; 90,000,000 Shares Authorized;
39,657,102 shares issued and outstanding,
40,357,502 shares pro forma)	39,657	1,340,230	820,244	(2)(4)	2,160,474	(1)(3)	700	40,357
Additional paid-in capital	10,345,434	5,713	13,742	(2)(4)	19,455	(1)(3)	454,560	10,799,994
Accumulated decifit	(7,982,909)	(484,274)	(1,017,245)			(2)(4)	1,501,519	(7,982,909)
Deferred compesenation	(1,373,000)	-	-					(1,373,000)
Accumulated other comprehensive loss:
Change in unrealized loss on marketable securities	(437,746)	-	-					(437,746)
Foreign currency translation gains	30,357	23,223	92	(2)(4)	23,315		-	30,357

Total Stockholders' Equity	621,793	884,892	(183,167)		2,203,244		1,956,779	1,077,053

Total Liabilities and Stockholders' Equity	$3,638,391	$1,204,068	$2,058,420		$2,203,244		$2,982,610	$7,680,245

WORLDWIDE BIOTECH AND PHARMACEUTICAL COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(Unaudited)

	Worldwide Biotech
	and Pharmaceutical	Hua Yang	Ze An
	Company and	Pharmaceutical	Pharmaceutical		Pro forma Adjustments			Pro Forma
	Subsidiaries	Co., Ltd.	Co., Ltd.		Dr.		Cr.	Combined

REVENUES	$26,222	$140,510	$230,349	(6)	$26,222		$-	$370,859

COST OF SALES	21,425	131,175	189,458		-	(6)	26,222	315,836

GROSS PROFIT	4,797	9,335	40,891		26,222	(6)	(26,222)	55,023

OPERATING EXPENSES:
Selling expenses	7,463	19,121	16,176		-		-	42,760
Research and develoment	57,222	-	-		-		-	57,222
Professional fees	166,603	-	-		-		-	166,603
Stock-based compensation	3,174,628	-	-		-		-	3,174,628
General and administrative	335,907	92,017	345,848	(9)	59,238	(5)	12,520	820,490

Total Operating Expenses	3,741,823	111,138	362,024		59,238		12,520	4,261,703

LOSS FROM OPERATIONS	(3,737,026)	(101,803)	(321,133)		(33,016)		(38,742)	(4,206,680)

OTHER INCOME (EXPENSE):
Interest income	10,257	-	-		-			10,257
Interest expense	(150,667)	(1,141)	(132,377)	(8)	50,556			(233,629)
Other income (expense), net	192,732	(254)	(5,765)					186,713
Realized gain on sale of marketable securities	-	-	-		-		-	-

Total Other Expense	52,322	(1,395)	(138,142)		50,556		-	(36,659)

LOSS BEFORE INCOME TAXES	(3,684,704)	(103,198)	(459,275)		17,540		(38,742)	(4,243,339)

INCOME TAXES	-	-	-		-		-	-

LOSS BEFORE MINORITY INTEREST	(3,684,704)	(103,198)	(459,275)		17,540		(38,742)	(4,243,339)

MINORITY INTEREST	(1,382)	-	-	(7)(10)	225,879		-	(227,261)

NET LOSS	(3,683,322)	(103,198)	(459,275)		(208,339)		(38,742)	(4,016,078)

OTHER COMPPREHENSIVE INCOME
Change in unrealized gain (loss) on marketable securities
Foreign currency translation gain	-	23,223	92		-		-	23,315

COMPREHENSIVE LOSS	$(3,683,322)	$(79,975)	$(459,183)		$(208,339)		$(38,742)	$(3,992,763)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Net loss per common share	$(0.09)							$(0.10)

Weighted Common shares Outstanding:
basic and diluted	39,657,102							39,657,102

See notes to pro forma consolidated financial statements

WORLDWIDE BIOTECH AND PHARMACEUTICAL COMPANY AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The adjustments to the unaudited pro forma combined financial statements as of December 31, 2005 reflects the issuance of 482,800 shares of Worldwide's common stock for the acquisition of 51% of the outstanding capital stock of Hunan Hua Yang Pharmaceutical Co., Ltd. and reflects the issuance of (i) 217,600 shares of Worldwide's common stock and (ii) RMB3,400,000 (Equivalent to US$421,303 at the time of merger) for the acquisition of 65% of the outstanding capital stock of Hunan Ze An Pharmaceutical Co., Ltd. and that the transactions occurred as of January 1, 2004 and are as follows:

(1) To reflect the issuance of 482,800 shares of Worldwide's common stock for the acquisition of 51% of the outstanding capital stock of Hunan Hua Yang Pharmaceutical Co., Ltd., and

(2) To reflect the allocation of the Hua Yang purchase price based on their estimated fair values at the acquisition date, and

(3) To reflect the issuance of 217,600 shares of Worldwide's common stock for the acquisition of 65% of the outstanding capital stock of Hunan Ze An Pharmaceutical Co., Ltd., and

(4) To reflect the allocation of the Ze An purchase price based on their estimated fair value at the acquisition date, and

(5) To eliminate historical depreciation and amortization expenses related to Hua Yang’s fixed assets, land use right and licenses, and

(6) To eliminate inter-company activities between Hua Yang and Daiying, and

(7) To record Hua Yang’s 49% minority interest, and

(8) To record interest expense in connection with issuance of acquisition-related note payable from a stockholder using interest rate of 12% per annum, and

(9) To record Ze An amortization expense of land use right and licenses at fair value, and

(10) To record Ze An’s 35% minority interest.

Pro forma adjustments to unaudited pro forma combined condensed balance sheet:

1)
Investment
Common stock
Additional Paid-in capital

To reflect the issuance of 482,800 shares of common stock for the acquisition of 51% of the outstanding capital stock of Hua Yang.

2)
Common stock
Additional Paid-in capital
Accumulated deficit
Foreign currency translation gain
Investment
Minority interest
Property and equipment
Land use right
Licenses
Investment
Minority interest

To reflect the allocation of the Hua Yang purchase price based on their estimated fair values at the acquisition date.

3)
Investment
Note payable - related party
Common stock
Additional Paid-in capital

To reflect the issuance of 217,600 shares of common stock for the acquisition of 65% of the outstanding capital stock of Ze An.

Dr. 313,820 1,340,230 5,713 23,223 137,475 132,084 562,743	Cr. 483 313,337 484,274 451,295 433,597 200,123 58,022 11,414 421,303 217 141,222

Pro forma adjustments to unaudited pro forma combined condensed balance sheet (continued):

4)
Common stock
Additional Paid-in capital
Accumulated deficit
Foreign currency translation gain
Investment
Minority interest
Land use right
Licenses
Investment
Minority interest

To reflect the allocation of the Ze An purchase price based on their estimated fair value at the acquisition date.
Dr. 820,244 13,742 92 119,059 64,108 608,721 440,204	Cr. 1,017,245 681,802 367,123

Pro forma adjustments to unaudited pro forma combined condensed statements of operations:

5) To eliminate historical depreciation and amortization expenses related to
Hua Yang’s fixed assets, land use right and licenses	$(10,219)
$(1,160)
$(1,141)

6) To eliminate inter-company activities between Hua Yang and Daiying	$(26,222)

7) To record Hua Yang’s 49% minority interest	$44,432

8) To record interest expense in connection with issuance of acquisition-related
note payable from a stockholder using interest rate of 12% per annum	$50,556

9) To record Ze An amortization expense of land use right and licenses at fair value	$15,218
$44,020

10) To record Ze An’s 35% minority interest	$181,447